Exhibit 10.90

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the securities and exchange commission pursuant to rule 406 of the securities act of 1933, as amended.

AMENDMENT NO. 1 TO

AMENDED AND RESTATED PURCHASE, USE AND MAINTENANCE AGREEMENT

This AMENDMENT NO. 1 TO PURCHASE, USE AND MAINTENANCE AGREEMENT (this “Amendment”), is entered into effective as of March 14, 2016 (“Effective Date”) by and between BLOOM ENERGY CORPORATION, a Delaware corporation ( “Seller”) and 2014 ESA PROJECT COMPANY, LLC (“Buyer”, and together with Seller, the “Parties”). Capitalized terms used and not otherwise defined herein have the meanings given to them in the PUMA (as defined below). All Section, annex and exhibit references, unless otherwise indicated, shall be references to Sections of the PUMA and the rules of interpretation set forth in the PUMA apply as if set forth herein.

RECITALS

WHEREAS, reference is hereby made to that certain Amended and Restated Purchase, Use and Maintenance Agreement, dated as of July 18, 2014, by and between Buyer and Seller (the “PUMA”); and

WHEREAS, Buyer intends to enter into a PPA with [***] (the “[***] PPA”), and Buyer and Seller wish to amend the PUMA to provide for the purchase, sale, operation, maintenance and use of Facilities in connection with such [***] PPA, as further set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto hereby agree as follows:

AGREEMENT

Section 1. Amendment to the PUMA. Annex D to the PUMA is hereby amended and restated in its entirety to read as set forth on Attachment 1 attached hereto.

Section 2. No Other Changes or Waivers. Except as expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the PUMA remain unaltered and in full force and effect. Except as specifically provided herein, the execution, delivery and performance of this Amendment shall not be deemed as a waiver of any other matters or any future matters. The PUMA and this Amendment shall be read and construed as one instrument.

Section 3. Headings. The section and paragraph headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning and interpretation of this Amendment.

[***]	Confidential Treatment Requested

Section 4. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

Section 5. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 6. Counterparts. This Amendment and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in one or more duplicate counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Signatures of the parties hereto transmitted by facsimile or portable document format (PDF) shall be deemed to be their original signatures for all purposes.

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BLOOM ENERGY CORPORATION

By:	/s/ Randy Furr
Name:	Randy Furr
Title:	Chief Executive Officer

2014 ESA PROJECT COMPANY, LLC

By:	/s/ William E. Brockenborough
Name:	William E. Brockenborough
Title:	Vice President

ATTACHMENT 1

ANNEX D

List of PPAs

1.	That certain Energy System Use Agreement, dated as of December 31, 2013, by and between Home Depot U.S.A., Inc. and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

2.	That certain Energy System Use Agreement No. 20131206.035.C, dated as of March 31, 2014, by and between AT&T Corp. and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

3.	That certain Energy System Use Agreement No. 20131206.036.C, dated as of March 31, 2014, by and between AT&T Corp. and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

4.	That certain Energy System Use Agreement No. 20131206.037.C, dated as of March 31, 2014, by and between Pacific Bell Telephone Company and the Buyer, as amended by Amendment No. 1 to Energy System Use Agreement No. 20131206.037.C, effective as of May 15, 2014, by and between Pacific Bell Telephone Company and the Buyer, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time.

5.	That certain Energy System Use Agreement No. 20131206.039.C, dated as of February 21, 2014, by and between Pacific Bell Telephone Company and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

6.	That certain Energy System Use Agreement No. 20140225.013.C, dated as of March 21, 2014, by and between AT&T Corp. and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

7.	That certain Energy Services and License Agreement, dated as of March 14, 2016, by and between [***] and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

[***]	Confidential Treatment Requested